                               ING PARTNERS, INC.
                        ING Oppenheimer Global Portfolio

                        Supplement dated October 3, 2005
              to the Service Class and Adviser Class Prospectus
                          and Initial Class Prospectus
                              Dated April 29, 2005

Effective October 1, 2005, the twenty-second paragraph under the section entitled "Management of the Portfolios - Sub-Advisers" beginning on page 54 of the Service Class and Adviser Class Prospectus and page 51 of the Initial Class Prospectus is hereby deleted in its entirety and replaced with the following:

     ING Oppenheimer Global Portfolio is managed by Rajeev Bhaman, CFA. Mr. Bhaman has been a Vice President of Oppenheimer since January 1997 and has been a co-manager of the Portfolio since November 2004. Mr. Bhaman is a portfolio manager of other funds managed by Oppenheimer. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales.

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                               ING PARTNERS, INC.
                        ING Oppenheimer Global Portfolio

                        Supplement dated October 3, 2005
             to the Initial Class, Service Class, and Adviser Class
                   Statement of Additional Information ("SAI")
                              Dated April 29, 2005

Effective October 3, 2005, the sub-sections entitled "ING Oppenheimer Global Portfolio" under the section entitled "Investment Advisory and Other Services" beginning on page 105 and 106 of the Initial Class, Service Class, and Adviser Class SAI is amended to delete the sub-section in its entirety and replace it with the following:

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004:

                  REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                  COMPANIES                          VEHICLES                            OTHER ACCOUNTS
                  ------------------------------------------------------------------------------------------------------
                  NUMBER
PORTFOLIO         OF                                 NUMBER OF                           NUMBER OF
MANAGER           ACCOUNTS      TOTAL ASSETS*        ACCOUNTS       TOTAL ASSETS         ACCOUNTS*      TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------------
Rajeev Bhaman     15            $ 19,335.9 million   1              $ 19.6 million       0              N/A

* Total assets in accounts with performance based advisory fees are $189.2 million.

POTENTIAL CONFLICTS OF INTEREST

As indicated above, the Portfolio Manager also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts sub-advised by Oppenheimer have the same sub-advisory fee. If the sub-advisory fee structure of another fund is more advantageous to Oppenheimer than the fee structure of the Portfolio, Oppenheimer could have an incentive to favor the other fund. However, Oppenheimer's compliance procedures and Code of Ethics recognize Oppenheimer's fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio's Portfolio Manager may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

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COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

The Portfolio's Portfolio Manager is employed and compensated by Oppenheimer, not the Portfolio. Under Oppenheimer's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio manager's and analyst's interests with the success of the funds and accounts and their investors. Oppenheimer's compensation structure is designed to attract and retain a highly qualified investment management professional and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004 the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer's holding company parent. Senior portfolio manager may also be eligible to participate in Oppenheimer's deferred compensation plan.

The base pay component of the portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help Oppenheimer attract and retain talent. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Manager. The compensation structure of one other fund managed by the Portfolio Manager is different from the compensation structure of the Portfolio, described above. That fund's compensation structure is based on the fund's performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                             DOLLAR RANGE OF
PORTFOLIO MANAGER                            PORTFOLIO SHARES OWNED
-----------------                            ----------------------
Rajeev Bhaman                                       None


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